Exhibit 10.16.2

First    AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE is made and entered into as of		January 22, 2016	, by and between
Castilian, LLC a California limited liability company			(“Lessor”)
and	Transphorm Inc., a Delaware Corporation		(“Lessee”).

WHEREAS, on or about	June 23, 2010	a Lease was entered into by and between Lessor
and Lessee relating to certain real property commonly known as:		75 Castilian Drive, Goleta, CA
(the “Premises”), and
WHEREAS, Lessor and Lessee  ☑  have  ☐  have not previously amended said Lease (Lease Modification signed by the Lessor May 17, 2011), and
WHEREAS, the Lessor and Lessee now desire to amend said Lease,
NOW, THEREFORE, for payment of ZERO ~~TEN~~ DOLLARS and other good and valuable consideration to Lessor, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree to make the following additions and modifications to the Lease:
Paragraph 1.3. Term. The Lease expiration date shall be extended by thirty-six (36) months from June 30, 2016 to June 30, 2019.
Paragraph 1.5. Base Rent. Commencing July 1, 2016 the Base monthly rent outlined in Paragraph 1.5 shall be $22,000.00 per month (16,000 square feet x approx. $1.375 per square foot).
Paragraph 50. Rent Adjustments. Paragraph 52A is hereby deleted and replaced with the attached Paragraph 52B.
Paragraph 51. Options to Extend. Paragraph 53A is hereby deleted and replaced with the attached Paragraph 53B.
New Paragraph 54. Brokerage. Lessor and Lessee hereby acknowledge that Radius Group (Gene Deering) represents the Lessee and Professional Investment Planning (Trey Pinner) represents the Lessor. Upon the full execution of this First Amendment the Lessor shall pay a brokerage fee equal to three percent of the minimum Base Rent payable by Lessee from 7/1/2016 through 6/30/2019. Said brokerage fee shall be split 50/50 between Lessee’s agent and Lessor’s agent.
Lease Modification Paragraph 8. Lease Modification Paragraph 8 shall be replaced with the following:
Additional Language during Option to Extend Period (7/1/2019 - 6/30/2022):

A.
Insurance Cost: In the event Lessee elects to exercise its Option to Extend, the restrictions on pass through for Insurance Cost Increase shall be removed during the extension period. The Base Premium shall be the Insurance Cost for the year 2018. On July 1, 2019, Paragraph 8.1(b) shall be modified to read "Lessee shall pay their pro-rata share of any Insurance Cost Increase to Lessor."

B.
Real Property Tax: In the event Lessee elects to exercise its Option to Extend, the restrictions on pass through for Real Property Tax increases shall be removed during the extension term. The Base Real Property Tax shall be the period of July 1, 2018 to June 30, 2019. "Lessee shall

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pay their pro-rata share of any Real Property Tax Increase over the Base Real Property Tax to Lessor annually during the Option to Extend Period."

~~☐ TERM: The Expiration Date is hereby ☐ advanced ☐ extended to~~

~~☐ AGREED USE: The Agreed Use is hereby modified to:~~

~~☐ BASE RENT ADJUSTMENT: Monthly Base Rent shall be as follows:~~

~~☐ OTHER:~~

The Agreement shall not be construed against the party preparing it, but shall be construed as if all parties jointly prepared this Agreement and any uncertainty and ambiguity shall not be interpreted against any one party.
All other terms and conditions of this Lease shall remain unchanged and shall continue in full force and effect except as specifically amended herein.
EXECUTED as of the day and year first above written.

By Lessor:		By Lessee:

Castilian, LLC a California limited		Transphorm Inc., a Delaware Corporation
liability company

By:	/s/ Martin Sances	By:	/s/ P. A. Parikh
Name Printed:	Martin Sances	Name Printed:	Primit Parikh
Title:	Trustee Anthony Sances Jr. Trust, Member	Title:	Co-Founder and COO

By:		By:
Name Printed:		Name Printed:
Title:		Title:
NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association,
500 N Brand Blvd, Suite 900, Glendale, CA 91203.
Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

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©2006 - AIR COMMERCIAL REAL ESTATE ASSOCIATION	FORM ATL-0-7/06E

RENT ADJUSTMENT(S)
STANDARD LEASE ADDENDUM

Dated	January 22, 2016

By and Between (Lessor)	Castilian, LLC, a California limited liability
company

(Lessee)	Transphorm Inc., a Delaware Corporation

Address of Premises:	75 Castilian Drive
Goleta, CA

Paragraph	52B

A. RENT ADJUSTMENTS:

The monthly rent for each month of the adjustment period(s) specified below shall be increased using the method(s) indicated below:

(Check Method(s) to be Used and Fill in Appropriately)

~~☐  I.  Cost of Living Adjustment(s) (COLA)~~
 ~~a. On (Fill in COLA Dates):~~

~~the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S Department of Labor for (selected one): ☐  CPI W (Urban Wage Earners and Clerical Workers) or ☐ CPI U (All Urban Consumers) for (Fill in Urban Area):~~

~~. All items~~

~~(1982 - 1984 = 100), herein referred to as “CPI”,~~

                ~~b.      The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior to (select one): the ☐ first month of the term of this Lease as set forth in paragraph 1.3 (“Base Month”) or ☐ (Fill in Other “Base Month”):~~

~~. The sum~~

~~so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.~~

                ~~c.      In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the mater shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.~~

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~~☐ II.  Market Rental Value Adjustment(s) (MRV)~~
 ~~a. On (Fill in MRV Adjustment Date(s):~~

~~the Base Rent shall be adjusted to the “Market Rental Value” of the property as follows:~~

                           ~~1)  Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached within thirty days, then:~~

                                 ~~(a)  Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days. Any associated costs will be split equally between the Parties, or~~

 ~~(b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:~~

                                         ~~(i)  Within 15 days thereafter, Lessor and Lessee shall each select an ☐ appraiser or ☐ broker (“Consultant” - check one) of their choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.~~

                                         ~~(ii)  The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor’s or Lessee’s submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.~~

                                         ~~(iii)  If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.~~

 ~~(iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, i.e., the one that is NOT the closest to the actual MRV.~~

 ~~2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.~~

 ~~b. Upon the establishment of each New Market Rental Value:~~
 ~~1) the new MRV will become the new “Base Rent” for the purpose of calculating any further Adjustments, and~~
 ~~2) the first month of each Market Rental Value term shall become the new 'Base Month' for the purpose of calculating any further Adjustments.~~

☑ III. Fixed Rental Adjustment(s) (FRA)

The Base Rent shall be increased to the following amounts on the dates set forth below:

On (Fill in FRA Adjustment Date(s)):	The New Base Rent shall be:
July 1, 2017	$22,660.00
July 1, 2018	$23,340.00

B. NOTICE:
Unless specified otherwise herein, notice of any such adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

C. BROKER’S FEE:
The Brokers shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease or if applicable, paragraph 9 of the Sublease.

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR commercial Real Estate Association,
500 N Brand Blvd, Suite 900, Glendale, CA, 91203.
Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

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OPTION(S) TO EXTEND
STANDARD LEASE ADDENDUM

Dated	January 22, 2016

By and Between (Lessor)	Castilian, LLC, a California limited
liability company

By and Between (Lessee)	Transphorm Inc., a Delaware Corporation

Address of Premises:	75 Castilian Drive
Goleta, CA

Paragraph	53B

A. OPTION(S) TO EXTEND:

Lessor hereby grants to Lessee the option to extend the term of this Lease for				one (1)	additional	thirty-six (36)
month period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

(i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must
receive the same at least	6	but not more than	12	months prior to the date that the option period would
commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

(ii) The provisions of paragraph 39, including those relating to Lessee’s Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

                 (iii)  Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

                 (iv)  This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

(v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below: (Check Method(s) to be Used and Fill in Appropriately)

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~~☐ I. Cost of Living Adjustment(s) (COLA)~~
 ~~a. On (Fill in COLA Dates):~~

~~the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): ☐ CPI W (Urban Wage Earners and Clerical Workers) or ☐ CPI U (All Urban Consumers), for (Fill in Urban Area):~~

~~All items (1982-1984 = 100), herein referred to as “CPI”,~~

        ~~b.     The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month 2 months prior to the month(s) specified in paragraph A.I.a above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is 2 months prior (select one): ☐ the first month of the term of this Lease as set forth in paragraph 1.3 (“Base Month” or ☐ Fill in Other “Base Month”):~~

~~The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.~~

        ~~c.     In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.~~

☑ II. Market Rental Value Adjustment(s) (MRV)
a. On (Fill in MVR Adjustment Date(s))	July 1, 2019

the Base Rent shall be adjusted to the “Market Rental Value” of the property as follows:

                           1) ~~Four~~ Six months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MVR will be on the adjustment date. If agreement cannot be reached, within thirty days, then:

                                 (a)  Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next 30 days. Any associated costs will be split equally between the Parties, or

(b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

                                         (i)  Within 15 days thereafter, Lessor and Lessee shall each select an ☐ appraiser or ☑ broker (“Consultant” - check one) of their choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

                                         (ii)  The 3 arbitrators shall within 30 days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor’s or Lessee’s submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

                                         (iii)  If either of the Parties fails to appoint an arbitrator within the specified 15 days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

(iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, i.e., the one that is NOT the closest to the actual MRV.

2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

b. Upon the establishment of each New Market Rental Value:

1) the new MRV will become the new “Base Rent” for the purpose of calculating any further Adjustments, and
2) the first month of each Market Rental Value term shall become the new “Base Month” for the purpose of calculating any further Adjustments.

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☑ III. Fixed Rental Adjustment(s) (FRA)

The Base Rent shall be increased to the following amounts on the dates set forth below:

On (Fill in FRA Adjustment Date(s)):	The New Base Rent shall be:
July 1, 2019	MRV Adjustment as per Paragraph
53B.A.II above
July 1, 2020	3% increase from July 2019 Base Rent
July 1, 2021	3% increase from July 2020 Base Rent

B. NOTICE:
Unless Specified otherwise herein, notice of any such adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

C. BROKER’S FEE:
~~The Brokers shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease or if applicable, paragraph 9 of the Sublease.~~

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR commercial Real Estate Association,
500 N Brand Blvd, Suite 900, Glendale, CA, 91203.
Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

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